BOULDER TOTAL RETURN FUND, INC.
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 26, 2002

To the Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of Boulder Total Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the Doubletree La Posada Resort, 4949 E. Lincoln Dr., Scottsdale,
Arizona at 10:00 a.m. Mountain Standard Time, on April 26, 2002, for the following purposes:

         1.       To elect three (3) Directors of the Fund (PROPOSAL 1).

         2. To approve or disapprove a proposed amendment to the Fund's Investment Advisory Agreement with Boulder Investment Advisers, L.L.C. to make it a Co-Investment Advisory Agreement (PROPOSAL 2).

         3. To approve or disapprove a proposed amendment to the Fund's Investment Sub-Advisory Agreement with Stewart Investment Advisers to make it a Co-Investment Advisory Agreement (PROPOSAL 3).

         4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors of the Fund has fixed the close of business on February 28, 2002 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting.


                                          By Order of the Board of Directors,

                                       /s/STEPHANIE KELLEY
                                          SECRETARY


March 18, 2002



--------------------------------------------------------------------------------
         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY
        CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
    POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE
         PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            REGISTRATION                                  VALID SIGNATURE
            ------------                                  ---------------
            CORPORATE ACCOUNTS
            (1)  ABC Corp.                                ABC Corp.
            (2)  ABC Corp.                                John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer        John Doe
            (4)  ABC Corp. Profit Sharing Plan            John Doe, Trustee

            TRUST ACCOUNTS
            (1)  ABC Trust                                Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78     Jane B. Doe

            CUSTODIAN OR ESTATE ACCOUNTS
            (1)  John B. Smith, Cust.,                    John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                            John B. Smith, Jr., Executor

                         BOULDER TOTAL RETURN FUND, INC.
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 26, 2002

                                 PROXY STATEMENT

         This document is a proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc. ("BTF" or the "Fund"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Shareholders of the Fund to be held on Friday, April 26, 2002, at 10:00 a.m. Mountain Standard Time, at the Doubletree La Posada Resort, 4949
E. Lincoln Dr., Scottsdale, Arizona, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about March 18, 2002, primarily by mail, but proxy solicitations may also be made by telephone, online on the Fund's web site, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc. ("PFPC"), the transfer agent and co-administrator of the Fund. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

         THE ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001, HAS BEEN MAILED TO SHAREHOLDERS. ADDITIONAL COPIES ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING 1-800-331-1710. THE REPORT IS ALSO VIEWABLE ONLINE AT THE FUND'S WEBSITE AT WWW.BOULDERTOTALRETURN.COM.

         If the enclosed proxy is properly executed and returned by April 26, 2002 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Director and FOR the other matters listed in the accompanying Notice of the Annual Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of the Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

         The Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock") and Auction Market Preferred Stock, par value $0.01 per share ("AMPs", together with the Common Stock, the "Shares"). On the record date, February 28, 2002, the following number of Shares of the Fund were issued and outstanding:


                  COMMON STOCK             AMPS
                  OUTSTANDING          OUTSTANDING
                  -----------          -----------
                    9,416,743              775


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of February 28, 2002 by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the AMPs.

                                      NUMBER OF SHARES       NUMBER OF SHARES          PERCENTAGE
          NAME OF OWNER*             DIRECTLY OWNED (1)   BENEFICIALLY OWNED (2)   BENEFICIALLY OWNED
          --------------             ------------------   ----------------------   ------------------
Badlands Trust Company (1)(3)               12,735                3,975,550                42.22%

Stewart R. Horejsi Trust No. 2 (4)               0                3,975,550                42.22%

Ernest Horejsi Trust No. 1B (1)          2,498,053                2,498,053                26.53%

Lola Brown Trust No. 1B (1)              1,028,001                1,028,001                10.92%

Evergreen Atlantic LLC (1)                 257,811                  257,811                 2.74%

Stewart West Indies Trust (1)(2)            78,470                  191,907                 2.04%

Susan L. Ciciora Trust (1)(2)               54,132                  131,475                 1.40%

John S. Horejsi Trust (1)(2)                27,075                   65,747                 0.70%

Evergreen Trust (1)(2)                      19,273                   47,632                 0.51%
                                     ----------------------------------------------------------------
AGGREGATE SHARES OWNED BY HOREJSI        3,975,550                3,975,550                42.22%
AFFILIATES (DEFINED BELOW) **

Alter Asset Management, Inc. ***           956,460                  956,460                10.16%

----------------------------

* The address of Evergreen Atlantic LLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of each other listed owner is c/o Badlands Trust Company, POB 801, 614 Broadway, Yankton, South Dakota 57078.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).

*** As stated in a Schedule 13G filed with the Securities and Exchange Commission on January 18, 2002.

(1) DIRECT OWNERSHIP. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company ("Badlands"), the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the
         Investment Company Act of 1940, as amended (the "1940 Act")). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (collectively, the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 3,975,550 (42.22%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) INDIRECT OWNERSHIP THROUGH EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages - 11%, 30%, 15% and 44%. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Mr. Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Mr. Horejsi is the manager of EALLC.

(3) OWNERSHIP BY BADLANDS. The number shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his children. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Gail G. Gubbels and Marty Jans. Badlands and its directors disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, the Brown Trust and the EH Trust.

(4) INDIRECT OWNERSHIP BY SRH TRUST. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Robert Kastner. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

         Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.


         As of February 28, 2002, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 9,332,683 shares or 99.1% of Common Stock outstanding and 775 shares or 100% of AMPs outstanding of the Fund.


         As of February 28, 2002, the executive officers and directors of the Fund, as a group, owned 3,999,100 Common Shares (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPs of the Fund, representing 42.47% of Common Shares and 0% of AMPs.

         In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire. The first proposal to be considered at the Meeting is the election of three (3) Directors of the Fund as follows:

|_| Richard I. Barr and Stephen C. Miller, Class II Directors of the Fund, are being nominated for three year terms to expire at the Fund's 2005 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

|_| Susan L. Ciciora, a Class I Director of the Fund, is being nominated for a two year term to expire at the Fund's 2004 Annual Meeting of Shareholders or until her successor is duly elected and qualified. Ms. Ciciora's election is necessitated because of the resignation of Stewart R. Horejsi and the subsequent appointment by the Board of Ms. Ciciora to fill the resulting vacancy.

Joel W. Looney, a Class I Director of the Fund, was elected on April 27, 2001, for a three year term to expire at the Fund's 2004 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Alfred G. Aldridge, Jr., a Class III Director of the Fund, was elected on April 25, 2000, for a three-year term to expire at the Fund's 2003 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

         The nominees have consented to serve as Directors if elected at the Meeting. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

         Under the Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of the AMPs, voting as a single class, are entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of the AMPs, when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of the AMPs would give the holders of the AMPs a majority of the Directors. (Dividends are not in arrears.) Messrs. Aldridge and Barr were previously nominated (and elected) to represent holders of the AMPs. A quorum of the AMPs shareholders must be present at the Meeting of the Fund in order for the proposal to elect Mr. Barr to be considered and acted upon. Accordingly, only the Common Stock shareholders are entitled to vote on the election of Mr. Miller and Ms. Ciciora and only the AMPs shareholders are entitled to vote on the election of Mr. Barr.

INFORMATION ABOUT DIRECTORS AND OFFICERS

         Set forth in the following table are the nominees for election to the Board of Directors and the existing Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years. The Fund is not part of a fund complex.

                               POSITION, LENGTH OF TERM         PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS HELD
NAME, ADDRESS, AGE             SERVED, AND TERM OF OFFICE       DURING THE PAST FIVE YEARS
------------------             --------------------------       ----------------------------------------------------
DISINTERESTED DIRECTORS
-----------------------
ALFRED G. ALDRIDGE, JR.        Director   of  the   Fund        Sales Manager of Shamrock Foods Company since 1982;
BRIG. GEN. (RETIRED)           since    1999.    Current        Director of the Fiesta Bowl, Tempe, AZ.
CAL. AIR NATIONAL GUARD        term expires April 2003
6831 E. Presidio Road
Scottsdale, AZ 85254
Age: 64

RICHARD I. BARR                Director   of  the   Fund        Retired; from 1963-2001, Manager of Advantage Sales
2502 E. Solano Drive           since    1999.    Current        and Marketing, Inc.
Phoenix, AZ 85016              term expires April 2002
Age:  64

JOEL W. LOONEY                 Director   of  the   Fund        Partner, Financial Management Group, LLC since July
506 S. Cherry St.              since   January,    2001.        1999.
Lindsborg, KS 67456            Current term expires 2004
Age:  40

INTERESTED DIRECTORS*
--------------------
SUSAN L. CICIORA               Director   of  the   Fund        Owner,   Superior  Interiors  (interior  design  for
2911 Oakbrook Hills Rd.        since    November   2001.        custom  homes)  since  1995;  Corporate   Secretary,
Oak Brook, IL 60523            Nominated  for a term  to        Ciciora Custom Builders, LLC since 1995;  Trustee of
Age:38                         expire April 2004                the Brown Trust and the EH Trust.

STEPHEN C. MILLER              Director and Chairman of         President and General Counsel of  BIA; Manager, Fund
1680 38th Street,              the Board since 1999.            Administrative Services, LLC ("FAS"); Vice President
Suite 800                      President of the Fund.           of SIA; President and General Counsel, Horejsi, Inc.
Boulder, CO 80301              Current term as Director         (liquidated in 1999); General Counsel, Brown Welding
Age:  49                       expires April 2002               Supply, LLC (sold in 1999); Of  Counsel, Krassa &
                                                                Miller, LLC since 1991.



* Mr. Miller is an "interested person" because he is an officer of BIA and SIA, the Fund's investment advisers. Ms. Ciciora is an "interested person" as a result of her beneficial ownership of Fund shares.


         From the late 1980's until January, 2001, Mr. Looney had served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the Fund.

         The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 28, 2002. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

                               POSITION, LENGTH OF TERM         PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS HELD
NAME, ADDRESS, AGE             SERVED, AND TERM OF OFFICE       DURING THE PAST FIVE YEARS
------------------             --------------------------       ----------------------------------------------------
Carl D. Johns                  Chief Financial Officer,         Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting                 Manager of FAS, since April, 1999; Employee of
Suite 800                      Officer, Vice President          Flaherty & Crumrine Incorporated prior to December
Boulder, CO 80301              and Treasurer since              31, 1998; Assistant Treasurer of the Fund (f/k/a
Age: 39                        1999.  Appointed                 Preferred Income Management Fund Incorporated),
                               annually.                        Preferred Income Fund Incorporated and Preferred
                                                                Income Opportunity Fund Incorporated prior to
                                                                December 31, 1998.

Stephanie Kelley               Secretary since 2000.            Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,              Appointed annually.              October 27, 2000; Assistant Secretary and Assistant
Suite 800                                                       Treasurer of various Horejsi Affiliates.
Boulder, CO 80301
Age:  45

         Set forth in the following table are the nominees for election to the Board of Directors and the existing Directors of the Fund, together with the dollar range of equity securities beneficially owned by each Director or nominee in the Fund as of February 28, 2002. No Director or officer owned any shares of AMPs on February 28, 2001. The Fund is not part of a family of investment companies.

DISINTERESTED DIRECTORS AND NOMINEES                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
------------------------------------                     ---------------------------------------------
ALFRED G. ALDRIDGE, JR.                                                   $10,001-$50,000

RICHARD I. BARR                                                             over $100,000

JOEL W. LOONEY                                                            $10,001-$50,000

INTERESTED DIRECTORS AND NOMINEES
---------------------------------

SUSAN L. CICIORA                                                            over $100,000+

STEPHEN C. MILLER                                                           over $100,000++

+ 2,498,053, 257,811 and 1,028,001 Shares of the Fund are held by the EH Trust, EALLC, and Lola Brown Trust, respectively. Accordingly, Ms. Ciciora may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora disclaims all such beneficial ownership. Ms. Ciciora directly owns 4,700 shares of the Fund.


++ Mr. Miller directly owns 2,791 shares of the Fund and indirectly owns and controls 1,000 shares of the Funds through his membership in Erma Miller, LLC. Mr. Miller is also a (i) trustee of Evergreen Trust and
         (ii) director and officer of Badlands Trust Company. By virtue of such relationships, Mr. Miller may be deemed to share the indirect power to vote and direct the disposition of the Shares directly and beneficially held by Evergreen Trust and Badlands Trust Company. Mr. Miller disclaims beneficial ownership of such Shares.

         None of the disinterested Directors or their family members owned beneficially or of record any securities of the Fund's advisers or any person directly or indirectly controlling, controlled by, or under common control with the advisers.

         The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2001. No persons (other than the "independent" Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                               COMPENSATION TABLE

NAME OF PERSON AND                                AGGREGATE COMPENSATION
POSITION WITH THE FUND                        FROM THE FUND PAID TO DIRECTORS**
----------------------                        -------------------------------

ALFRED G. ALDRIDGE, JR.                                 $36,471.44
Director

RICHARD I. BARR                                         $38,471.38
Director

SUSAN L. CICIORA                                                $0
Director

JOEL W. LOONEY                                          $26,122.90
Director

STEPHEN C. MILLER                                               $0
President of the Fund, Chairman
of the Board and Director

-----------------------------
**       The Fund is not part of a fund complex.

         Until January 28, 2002, each Director of the Fund who was not a Director, officer or employee of an investment adviser, or any of their affiliates, received a fee of $6,000 per annum plus $4,000 for each in-person meeting, and $1,000 for each telephone meeting. On January 28, 2002, the Board of Directors reduced the fee for telephonic meetings to $500 for each meeting. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board of Directors of the Fund held seven meetings (two of which were held by telephone conference call) during the fiscal year ended November 30, 2001. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2001 amounted to $101,065.72.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         AUDIT COMMITTEE.

         REPORT OF AUDIT COMMITTEE. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 21, 2000. A copy of the Audit Committee Charter was incorporated in the proxy statement filed for the shareholder meeting held April 27, 2001. The Audit Committee met three times during the fiscal year ended November 30, 2001.

         In connection with the audited financial statements as of and for the year ended November 30, 2001 included in the Fund's Annual Report for the year ended November 30, 2001 (the "Annual Report"), at a meeting held on January 17, 2002, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and
financial   reporting   principles  and  policies,   or  internal  controls  and
procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

         Submitted by the Audit Committee of the Fund's Board of Directors:
                  Alfred G. Aldridge, Jr.
                  Richard I. Barr
                  Joel W. Looney


         INDEPENDENT ACCOUNTANTS. On January 28, 2002, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act) selected KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110-2371, as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2002. The selection of KPMG was ratified by the entire Board. KPMG also served as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2001. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.


         KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. The Horejsi Affiliates have engaged KPMG from time to time in the past to provide various accounting, auditing and consulting services.

         PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), One Post Office Square, Boston, Massachusetts 02109, served as independent accountants for the Fund since the Fund's commencement of operations until the end of the fiscal year ending November 30, 2000. PricewaterhouseCoopers declined to stand for re-election in 2001. PricewaterhouseCoopers' reports on the financial statements for the two years immediately preceding their declination contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding PricewaterhouseCoopers' declination, there have been no disagreements with such accountants on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure. A representative of PricewaterhouseCoopers will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

         Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal year ended November 30, 2001. For the 12 months ended November 30, 2001, the Horejsi Affiliates paid $4,288 to KPMG for their services.

                            FINANCIAL INFORMATION SYSTEMS
         AUDIT FEES         DESIGN AND IMPLEMENTATION FEES       ALL OTHER FEES
         ----------         ------------------------------       ---------------
          $34,500                      $ 0                             $ 0

         The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence. The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Aldridge, Barr and Looney.

         NOMINATING COMMITTEE. The Board of Directors has a Nominating Committee consisting of Messrs. Looney, Aldridge and Barr which is responsible for considering candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund met on January 26, 2001 to consider the nomination of Joel W. Looney as a Director of the Fund and met on November 2, 2001 to consider the nomination of Susan L. Ciciora as a Director of the Fund.

         The Fund does not have a Compensation Committee.

REQUIRED VOTE

         Election of Mr. Miller and Ms. Ciciora for Director of the Fund will require the affirmative vote of a plurality of the votes of Common Stock cast at the Meeting in person or by proxy on Proposal 1. Election of Mr. Barr for Director of the Fund will require the affirmative vote of a plurality of the votes of AMPs cast at the Meeting in person or by proxy on Proposal 1.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE COMMON STOCK SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. MILLER AND MS. CICIORA.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE AMPS SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. BARR.

    PROPOSALS 2 AND 3: APPROVAL OR DISAPPROVAL OF PROPOSED AMENDMENTS TO THE
                          INVESTMENT ADVISORY AGREEMENT
                           AND SUB-ADVISORY AGREEMENT



         At a meeting of the Board held on February 18, 2002, the Directors unanimously approved (including unanimous approval by a separate vote of the Directors who are not "interested persons" of the Fund within the meaning of
Section 2(a)(19) of the 1940 Act) to amend and restate the Investment Advisory Agreement between the Fund and Boulder Investment Advisers, L.L.C. ("BIA") dated April 27, 2001 (the "Original BIA Agreement"), and the Investment Sub-Advisory Agreement between the Fund, BIA and Stewart Investment Advisers ("SIA") dated August 27, 1999 (the "Original SIA Agreement") (collectively, the "Original Advisory Agreements") such that SIA would be a co-adviser to the Fund rather than a sub-adviser. The Board resolved to recommend such amendment and restatement to the shareholders for their approval. BIA and SIA are collectively referred to herein as the "Advisers". The amended and restated advisory agreements approved by the Board, copies of which are attached hereto as Exhibits A(1) and A(2) (collectively, the "Amended and Restated Agreements"), would not change the aggregate advisory fee payable to the Advisers by the Fund or change the way in which the Fund reimbursed expenses under the Original Advisory Agreements. Except with respect to the parties to the agreement and the manner in which responsibilities are allocated between the Advisers, the Amended and Restated Agreements are substantially similar to the Original Advisory Agreements in all material respects.

SUMMARY AND REASON FOR THE PROPOSAL

         At the February 18, 2002 meeting, BIA and SIA presented a proposal to the Board in support of amending and restating the Original Advisory Agreements such that the agreements would more accurately reflect the relationships between the Fund and the Advisers, the allocation of responsibilities between the Advisers, and the way in which the business of managing the Fund is actually conducted. The Original Advisory Agreements contemplated an adviser/sub-adviser relationship between BIA and SIA, pursuant to which SIA would act in a sub-advisory capacity at the direction of BIA. However, over time, it became apparent that an adviser/sub-adviser structure was not the best approach to effectively manage the Fund. Instead, it is more appropriate for SIA to take a much more active, direct role in the day-to-day management of the Fund and to act more in the capacity of a co-adviser (i.e., directly managing and allocating Fund assets). In March, 2001, Mr. Horejsi, SIA's portfolio manager, became an employee of both BIA and SIA such that he was employed and compensated by SIA when he resided in Barbados, and was employed and compensated by BIA when he resided in the United States. If approved by the shareholders, the Amended and Restated Agreements would become effective on the date of such shareholder approval.

NO INCREASE IN FEES OR CHANGE IN INVESTMENT SERVICES

         The Adviser is currently paid an annual fee, payable monthly, of 1.25% of the value of the Fund's average monthly total net assets (including principal amount of AMPs). This fee is the aggregate of all advisory fees payable by the Fund and is divided between the two Advisers; currently 25% to BIA and 75% to SIA. The fee split may be adjusted from time to time in the discretion of the Fund's Board so long as it does not increase the total advisory fee. The Amended and Restated Agreements do not contemplate any changes to the advisory fee payable by the Fund, nor do they contemplate a change in the manner in which the Fund reimburses expenses to the Advisers. For the fiscal year ended November 30, 2001, the Fund paid total advisory fees in the amount of $2,728,750.

         The Amended and Restated Agreements do not contemplate any change in the investment services provided by the Advisers.

BOARD CONSIDERATIONS

         The Board, in making its determination to approve the proposed Amended and Restated Agreements, considered that:

    1.   The aggregate advisory fee paid the Advisers would remain identical;
    2. The aggregate responsibilities regarding portfolio management and the manner in which the Fund is managed would not change;
    3. Except with respect to the change in the relationship between the parties (i.e., changing from a sub-adviser to a co-adviser relationship), all substantive provisions of the Original Advisory Agreements would remain unchanged.
    4. The Amended and Restated Agreements would more accurately reflect the appropriate relationship between the Fund and the Advisers.

The independent Directors consulted separately with counsel for the Fund. Thereafter, upon reviewing all of the information the Board considered relevant and necessary, the Board determined that the proposed Amended and Restated Agreements were in the best interests of the Fund and its shareholders. The Board approved the Amended and Restated Agreements subject to approval of the agreements by an affirmative vote of a "majority of the outstanding voting securities" of the Fund. For purposes of this Proxy Statement, a "majority of the outstanding voting securities" of the Fund shall have the meaning for such phrase as set forth in the Investment Company Act of 1940, as amended (the "1940 Act"), that is, the affirmative vote of the lesser of (a) 67% or more of the Shares of Common Stock present or represented by proxy at the Meeting or (b) more than 50% of the outstanding Shares of Common Stock. The forgoing standard is often referred to herein as a "1940 Act Majority Vote". The Horejsi Affiliates intend to vote their 42.22% ownership share in favor of Proposals Nos. 2 and 3.

THE ORIGINAL ADVISORY AGREEMENTS


         BIA (Boulder Investment Advisers, L.L.C.) a Colorado limited liability company with principal offices at 1680 38th Street, Suite 800, Boulder, Colorado 80301, together with SIA (Stewart Investment Advisers) a Barbados international business company with principal offices at Bellerive, Queen Street, St. Peter, Barbados, currently provide investment advisory services to the Fund under the terms of the Original Advisory Agreements. The Original BIA Agreement, dated April 27, 2001, is between the Fund and BIA and was last approved by a majority of the outstanding voting securities of the Fund on April 27, 2001, when shareholders approved an increase in the total advisory fee paid to the Advisers. The Original SIA Agreement, dated August 27, 1999, is between the Fund, BIA and SIA and was last approved by a majority of the outstanding voting securities of the Fund on August 27, 1999. Under the terms of the Original Advisory Agreements, BIA and SIA provide investment advice and, in general, conduct the management and investment program of the Fund under the supervision of the Board.


         Under the terms of the Original BIA Agreement, BIA was primarily responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions, which functions were performed jointly and in consultation with the sub-adviser, SIA. BIA, also in consultation with SIA, was responsible for making asset allocation decisions for the Fund and determining the extent and nature of the Fund's leverage. The Original BIA Agreement provided that BIA would bear all expenses in connection with its performance, including fees that it might pay to SIA under the Original SIA Agreement or any other sub-advisers of the Fund. Similarly, the Original SIA Agreement provided that SIA would bear all expenses in connection with its performance of the agreement. Both Original Advisory Agreements provided that the Advisers would be indemnified by the Fund for losses, claims and expenses not caused by the Advisers' willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Original Advisory Agreements.

         The Original Advisory Agreements continued initially for a two-year period and thereafter continued for successive annual periods, provided such continuance was approved at least annually by (a) a majority of the Directors who are not "interested persons" of the Fund (as that term is used in the 1940
Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Original Advisory Agreements are terminable, without penalty, on 60 days' written notice by the Board or the relevant Adviser upon written notice to the other. The Original Advisory Agreements will terminate automatically upon their assignment (as defined in the 1940 Act).

THE AMENDED AND RESTATED AGREEMENTS

         Except with respect to changing the parties to the agreements (i.e., each Amended and Restated Agreement will be a separate agreement between the Fund and BIA, or the Fund and SIA, as applicable) and the corresponding allocation of responsibilities between the Advisers, the Amended and Restated Agreements are substantially the same as the Original Advisory Agreements in all material respects.

THE ADVISERS

         The Advisers have managed the Fund since August of 1999. Updated relevant information concerning the Advisers, their ownership and personnel is set forth in Appendix A.

THE CO-ADMINISTRATION AGREEMENT

         The Fund and Fund Administrative Services, L.L.C. ("FAS") are parties to a Co-Administration Agreement dated March 22, 1999 (the "Co-Administration Agreement"). FAS is owned by the Members (defined in Appendix A below), who are also the owners of BIA and are Horejsi Affiliates. The address of FAS, like that of the Advisers and the Fund, is 1680 38th Street, Suite 800, Boulder, Colorado 80301.

         Under the Co-Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing the operations of the Fund, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and numerous other tasks. Pursuant to the Co-Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of .10% of the value of the Fund's average monthly net assets. FAS was compensated a total of $236,852 for the fiscal year ending November 30, 2001. FAS will continue to provide services to the Fund after the Amended and Restated Agreements are approved.

REQUIRED VOTE

         Approval of each of Proposal No. 2 and Proposal No. 3 requires a 1940 Act Majority Vote. Neither Proposal No. 2 nor Proposal No. 3 will be implemented unless both proposals are approved by shareholders. If sufficient votes are not obtained to approve one of the two proposals, the Board will consider what further action to take, including resoliciting shareholder approval and/or modifying aspects of the proposals.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2003 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than November 1, 2002.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISERS, ADMINISTRATOR AND CO-ADMINISTRATOR

         Boulder Investment Advisers, L.L.C. currently serves as the investment adviser to the Fund and its business address is 1680 38th Street, Suite 800, Boulder, Colorado 80301. Stewart Investment Advisers currently serves as sub-adviser to the Fund and its business address is Bellerive, Queen Street, St. Peter, Barbados. PFPC Inc. acts as the transfer agent and administrator to the Fund and is located at 101 Federal Street, Boston, Massachusetts 02110. Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder, Colorado 80301.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act requires the Fund's Directors and officers, certain persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

BROKER NON-VOTES AND ABSTENTIONS

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Fund does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

--------------------------------------------------------------------------------
       IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO
   DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN,
      DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                  Exhibit A(1)

    (Investment Advisory Agreement with Boulder Investment Advisers, L.L.C.)


               AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

         THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT (this "AGREEMENT") is made as of the ______ day of April, 2002, by and among BOULDER INVESTMENT ADVISERS, L.L.C., a Colorado limited liability company (the
"ADVISER") and BOULDER TOTAL RETURN FUND, INC., a Maryland corporation (the "FUND").

         1. INVESTMENT DESCRIPTION; APPOINTMENT. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund (the "BOARD"). The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

         2. SERVICES AS INVESTMENT ADVISER. Subject to the supervision and direction of the Board, the Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 ACT") and the Investment Advisers Act of 1940, as the same may be from time to time amended, (b) manage the Fund's portfolio on a discretionary basis in accordance with its investment objectives and policies, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund, (d) place purchase and sale orders on behalf of the Fund, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund's assets to be invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents), (g) determine the portion of the Fund's assets to be leveraged, from time to time, and the form that such leverage will take, and (h) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing these services, the Adviser will provide investment research and supervision of the Fund's evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

         3. CO-ADVISOR TO THE FUND. Subject to the approval of the Board and where required, the Fund's shareholders, the Fund will engage an investment co-adviser, Stewart Investment Advisers, a Barbados international business company and registered investment adviser under the Investment Advisers Act of 1940, in respect of all or a portion of the Fund's assets (the "CO-ADVISER"). The Adviser and the Co-Adviser will be jointly responsible for providing the services described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraphs 5and 6 below (Information Provided to Fund) with respect to the Fund's assets, although the Adviser will have primary responsibility for all record-keeping and day-to-day business activities relating to the investment operations of the Fund. In the event that the Co-Adviser's engagement is terminated, the Adviser shall be responsible for furnishing the Fund with the services theretofore performed by such Co-Adviser under the applicable investment advisory agreement or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

         4. ENGAGEMENT OF SUB-ADVISERS TO THE FUND. Subject to the approval of the Board and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of all or a portion of the Fund's assets (the "SUB-ADVISED PORTION") and may delegate to such investment sub-adviser(s) all or a portion of the responsibilities described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraph 6 below (Information Provided to Fund) with respect to the Sub-Advised Portion. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

         5. BROKERAGE. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or any affiliate exercises investment discretion.

         6. INFORMATION PROVIDED TO THE FUND. The Adviser will use its best efforts to keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

         7. STANDARD OF CARE. The Adviser shall exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("DISABLING CONDUCT"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from Disabling Conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

         8. COMPENSATION. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser the Advisory Fee (as defined in the Fee Schedule) such amount to be paid monthly, in the amount set forth in the fee schedule attached hereto as EXHIBIT A (the "FEE SCHEDULE"). The Advisory Fee shall be the aggregate and entirety of all advisory fees to be paid by the Fund and will be divided between the Adviser and the Co-Adviser as set forth in the Fee Schedule, which fee split may be adjusted from time to time in the discretion of the Board so long as the aggregate advisory fee does not exceed the Advisory Fee. The fee payable to Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

         9. EXPENSES. Except as indicated below, the Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to the Co-Adviser and to any investment sub-adviser engaged pursuant to Paragraphs 3 or 4 of this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or the employees of Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

         10. SERVICES TO OTHER COMPANIES OR ACCOUNTS. The Fund understands that the Adviser now acts, or may act in the future as an investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other registered or unregistered investment companies, and the Fund has no objection to the Adviser so acting. The Fund understands that the persons employed by Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         11. TERM OF AGREEMENT. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (the "EFFECTIVE DATE") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and a majority of the full Board or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by a party hereto on sixty (60) days' written notice to the other party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

         12. NO ASSIGNMENT. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940
Act). It may be amended by mutual agreement, in writing, by the parties hereto.

         13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto.

         14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

         15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


ADVISER:                                   FUND:

BOULDER INVESTMENT ADVISERS, LLC, a        BOULDER TOTAL RETURN FUND, INC., a
Colorado limited liability company         Maryland corporation


By: ________________________________       By: ________________________________

         Carl D. Johns                              Stephen C. Miller

 Its: Assistant Manager                     Its:  President

                    (The below Fee Schedule is Exhibit A to
              Amended and Restated Investment Advisory Agreement)



                                  FEE SCHEDULE

         Adviser shall be paid after the end of each calendar month, a fee for the previous month computed at the annual rate of 1.25% of the value of the Fund's average monthly net assets (the "ADVISORY FEE"). For purposes of calculating the Advisory Fee, the Fund's average monthly net assets will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (excluding leverage borrowings such as bank or institutional borrowings, preferred stock, bonds, debentures, etc.) and accrued dividends.

         The Advisory Fee is the maximum aggregate fee that is to be paid to the Adviser and any co-Adviser or sub-adviser under this and any other co-advisory or sub-advisory agreements.


                    Fee Split Between Adviser and Co-Adviser

         The Advisory Fee shall be split among the Adviser and Co-Adviser 25% to Boulder Investment Advisers LLC and 75% to Stewart Investment Advisers.

                                  EXHIBIT A(2)

        (Investment Advisory Agreement with Stewart Investment Advisers)


               AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT


         THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT (this "AGREEMENT") is made as of the ______ day of April 2002, by and among STEWART INVESTMENT ADVISERS, a Barbados international business company (the "ADVISER") and BOULDER TOTAL RETURN FUND, INC., a Maryland corporation (the "FUND").

         1. INVESTMENT DESCRIPTION; APPOINTMENT. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund (the "Board"). The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

         2. SERVICES AS INVESTMENT ADVISER. Subject to the supervision and direction of the Board, the Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 ACT") and the Investment Advisers Act of 1940, as the same may be from time to time amended, (b) manage the Fund's portfolio on a discretionary basis in accordance with its investment objectives and policies, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund, (d) place purchase and sale orders on behalf of the Fund, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund's assets to be invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents), (g) determine the portion of the Fund's assets to be leveraged, from time to time, and the form that such leverage will take, and (h) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing these services, the Adviser will provide investment research and supervision of the Fund's evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

         3. CO-ADVISOR TO THE FUND. Subject to the approval of the Board and where required, the Fund's shareholders, the Fund will engage an investment co-adviser, Boulder Investment Advisers, L.L.C., a Colorado limited liability company and registered investment adviser under the Investment Advisers Act of 1940, in respect of all or a portion of the Fund's assets (the "CO-ADVISER"). The Adviser and the Co-Adviser will be jointly responsible for providing the services described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraphs 5and 6 below (Information Provided to Fund) with respect to the Fund's assets, although the Adviser will have primary responsibility for all record-keeping and day-to-day business activities relating to the investment operations of the Fund. In the event that the Co-Adviser's engagement is terminated, the Adviser shall be responsible for furnishing the Fund with the services theretofore performed by such Co-Adviser under the applicable investment advisory agreement or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

         4. ENGAGEMENT OF SUB-ADVISERS TO THE FUND. Subject to the approval of the Board and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of all or a portion of the Fund's assets (the "SUB-ADVISED PORTION") and may delegate to such investment sub-adviser(s) all or a portion of the responsibilities described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraph 6 below (Information Provided to Fund) with respect to the Sub-Advised Portion. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

         5. BROKERAGE. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or any affiliate exercises investment discretion.

         6. INFORMATION PROVIDED TO THE FUND. The Adviser will use its best efforts to keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

         7. STANDARD OF CARE. The Adviser shall exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("DISABLING CONDUCT"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from Disabling Conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

         8. COMPENSATION. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser the Advisory Fee (as defined in the Fee Schedule) such amount to be paid monthly, in the amount set forth in the fee schedule attached hereto as EXHIBIT A (the "FEE SCHEDULE"). The Advisory Fee shall be the aggregate and entirety of all advisory fees to be paid by the Fund and will be divided between the Adviser and the Co-Adviser as set forth in the Fee Schedule, which fee split may be adjusted from time to time in the discretion of the Board so long as the aggregate advisory fee does not exceed the Advisory Fee. The fee payable to Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

         9. EXPENSES. Except as indicated below, the Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to the Co-Adviser and to any investment sub-adviser engaged pursuant to Paragraphs 3 or 4 of this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or the employees of Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

         10. SERVICES TO OTHER COMPANIES OR ACCOUNTS. The Fund understands that the Adviser now acts, or may act in the future as an investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other registered or unregistered investment companies, and the Fund has no objection to the Adviser so acting. The Fund understands that the persons employed by Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

11. TERM OF AGREEMENT. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (the "EFFECTIVE DATE") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and a majority of the full Board or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by a party hereto on sixty (60) days' written notice to the other party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

         12. NO ASSIGNMENT. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940
Act). It may be amended by mutual agreement, in writing, by the parties hereto.

         13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto.

         14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of Barbados.

         15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


ADVISER:                                   FUND:

STEWART INVESTMENT ADVISERS, a             BOULDER TOTAL RETURN FUND, INC., a
Barbados international business company    Maryland corporation


By: ________________________________       By: ________________________________

         Glade L. Christensen                       Stephen C. Miller

Its: President                             Its:  President

                    (The below Fee Schedule is Exhibit A to
              Amended and Restated Investment Advisory Agreement)


                                  FEE SCHEDULE


         Adviser shall be paid after the end of each calendar month, a fee for the previous month computed at the annual rate of 1.25% of the value of the Fund's average monthly net assets (the "ADVISORY FEE"). For purposes of calculating the Advisory Fee, the Fund's average monthly net assets will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (excluding leverage borrowings such as bank or institutional borrowings, preferred stock, bonds, debentures, etc.) and accrued dividends.

         The Advisory Fee is the maximum aggregate fee that is to be paid to the Adviser and any co-Adviser or sub-adviser under this and any other co-advisory or sub-advisory agreements.


                    Fee Split Between Adviser and Co-Adviser

         The Advisory Fee shall be split among the Adviser and Co-Adviser 25% to Boulder Investment Advisers LLC and 75% to Stewart Investment Advisers.

                                   APPENDIX A

                             Description of Advisers

BOULDER INVESTMENT ADVISERS, L.L.C.

         BIA or Boulder Investment Advisers, L.L.C. was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the Horejsi Affiliates and other family interests. The members of BIA are Evergreen Atlantic, LLC, whose address is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and the Lola Brown Trust No. 1B, whose address is PO Box 801, Yankton, South Dakota 57078 (the "Members"). The Members each hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Both Mr. Horejsi and Susan Ciciora, Mr. Horejsi's daughter and one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi family affiliated trusts which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, both Mr. Horejsi and Ms. Ciciora may directly or indirectly benefit from the relationship between the Fund and BIA.

         The executive officers of BIA and the principal occupation of each are set forth below:

     NAME AND POSITION WITH BIA                                  PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------
Stephen C. Miller - President, General Counsel and     President, Chief Executive Officer and Chairman
Chief Executive Officer                                of the Board of the Fund; President, Chief
1680 38th Street, Suite 800                            Executive Officer and Chairman of the Board of
Boulder, CO 80301                                      USLife Income Fund, Inc.("UIF"); Director,
                                                       Vice President and Secretary of SIA;  Director,
                                                       Vice  President  and  Assistant   Secretary  of
                                                       Badlands; Counsel to Krassa & Miller, LLC since
                                                       1991;   and  Manager  of  Fund   Administrative
                                                       Services, L.L.C. ("FAS")

Carl D. Johns - Vice President and Treasurer           Chief Financial Officer, Chief Accounting
1680 38th Street, Suite 800                            Officer, Vice President and Treasurer of the
Boulder, CO 80301                                      Fund; Chief Financial Officer, Chief Accounting
                                                       Officer, Vice President and Treasurer of UIF;
                                                       Assistant Manager of FAS

Laura Rhodenbaugh  - Secretary                         Secretary of FAS; Treasurer of SIA; Secretary
200 S. Santa Fe #4                                     and Treasurer of various Horejsi Affiliates
PO Box 6043
Salina, KS 67401

Stewart R. Horejsi - Investment Manager                Investment Manager for each Adviser; Director
Bellerive                                              of the Fund until November 2001; since April
Queen Street                                           1994, General Manager, Brown Welding Supply,
St. Peter, Barbados                                    LLC (sold in 1999); President or Manager,
                                                       various subsidiaries of Horejsi, Inc.
                                                       (liquidated in 1999) since January, 1992


         Carl D. Johns, the Fund's Vice President and Treasurer, is also Vice President and Treasurer for BIA and, together with Mr. Horejsi is responsible for managing BIA's day-to-day advisory activities. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991. He worked at Flaherty & Crumrine, Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Preferred Income Management Fund. Since 1999, he has been Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Fund.

         STEWART INVESTMENT ADVISERS

         SIA (or Stewart West Indies Trading Company, Ltd. dba Stewart Investment Advisers) is a Barbados international business company, incorporated on November 12, 1996, and is wholly owned by the Stewart West Indies Trust, an irrevocable South Dakota trust, established by Mr. Horejsi in 1996 primarily to benefit his issue (the "West Indies Trust"), whose address is PO Box 801, Yankton, South Dakota 57078. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, Susan Ciciora, Mr. Horejsi's daughter and one of the Fund's "interested" directors, as well as members of her family, are discretionary beneficiaries under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between SIA and the Fund. Prior to 1999, SIA, which is registered as an investment adviser under the Investment Advisers Act of 1940, had not previously served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis. However, as described above, Mr. Horejsi, an employee and investment manager of SIA, has extensive experience managing common stocks for the Horejsi Group and other family interests.

         SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the Proposed Advisory Agreement, SIA has appointed the Secretary of the Fund (i.e., presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

         Stewart R. Horejsi is an employee of both BIA and SIA. He is the primary investment manager and, together with Mr. Johns, is responsible for the day-to-day management of the Fund's assets and is primarily responsible for the Fund's asset allocation. Mr. Horejsi was a director of the Fund until November, 2001; General Manager, Brown Welding Supply, LLC (sold in 1999), since April
1994; Director, Sunflower Bank (resigned); and the President or Manager of various subsidiaries of the Horejsi Affiliates since June 1986. Mr. Horejsi has been the investment adviser for various Horejsi family trusts (i.e. the Brown Trust, the EH Trust, the SRH Trust, and certain other related trusts) and the Horejsi Affiliates since 1982. As of December 31, 2001, the size of the Horejsi Affiliates' common stock portfolio is approximately $620 million. Mr. Horejsi has been the Director and President of the Horejsi Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

         The executive officers of SIA and the principal occupation of each are set forth below:

     NAME AND POSITION WITH SIA
          AND ADDRESS                                        PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------
Glade Christensen - Managing Director,                 Sales manager for SIA
President and Resident General Sales Manager
Bellerive,
Queen Street
St. Peter, Barbados

Stephen C.  Miller -  Director,  Vice                  President, Chief Executive Officer and Chairman of the Board
President and Secretary                                of the Fund; President, Chief Executive Officer and Chairman
1680 38th Street, Suite 800                            of the Board of UIF; Director, Vice President and Assistant
Boulder, CO 80301                                      Secretary of Badlands; Counsel to Krassa & Miller, LLC since
                                                       1991; and Manager of FAS.

Laura Rhodenbaugh - Treasurer                          Secretary of FAS and BIA; Secretary and Treasurer of various
200 S. Santa Fe #4                                     Horejsi affiliates
PO Box 6043
Salina, KS 67401

Stewart R. Horejsi - Investment Manager                Investment Manager for SIA; Director of the Fund until
Bellerive                                              November 2001; Since April 1994, General Manager, Brown
Queen Street                                           Welding Supply, LLC (sold in 1999); President or Manager,
St. Peter, Barbados                                    various subsidiaries of Horejsi, Inc. (liquidated in 1999)
                                                       since January, 1992.

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller,
Carl D. Johns, and Thomas N. Calabria, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Doubletree La Posada Resort, 4949 E. Lincoln Dr., Scottsdale, Arizona at 10:00 a.m. Mountain Standard Time, on April 26, 2002, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF EACH NOMINEE AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.   Election of Directors.

     NOMINEES:    Stephen C. Miller and Susan L. Ciciora

         FOR ____          WITHHELD ____          FOR ALL EXCEPT ____

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ELECTION OF STEPHEN C. MILLER AS CLASS II DIRECTOR OF THE FUND AND SUSAN L. CICIORA AS A CLASS I DIRECTOR OF THE FUND.

2. To approve or disapprove a proposed amendment to the Fund's Investment Advisory Agreement with Boulder Investment Advisers L.L.C. to make it a Co-Investment Advisory Agreement

         FOR ____          AGAINST ____           ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT WITH BOULDER INVESTMENT ADVISERS L.L.C.

3. To approve or disapprove a proposed amendment to the Fund's Investment Sub-Advisory Agreement with Stewart Investment Advisers to make it a Co-Investment Advisory Agreement

         FOR ____          AGAINST ____           ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE INVESTMENT SUB-ADVISORY AGREEMENT WITH STEWART INVESTMENT ADVISERS.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Auction Market Preferred Stock ("AMPs") of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Thomas N. Calabria, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of AMPs, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Doubletree La Posada Resort, 4949 E. Lincoln Dr., Scottsdale, Arizona at 10:00 a.m. Mountain Standard Time, on April 26, 2002, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.   Election of Director.

     NOMINEE:   Richard I. Barr

         FOR ____          WITHHELD ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ELECTION OF RICHARD I. BARR AS CLASS II DIRECTOR OF THE FUND.

2. To approve or disapprove a proposed amendment to the Fund's Investment Advisory Agreement with Boulder Investment Advisers, L.L.C. to make it a Co-Investment Advisory Agreement.

         FOR ____          AGAINST ____           ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT WITH BOULDER INVESTMENT ADVISERS, L.L.C.

3. To approve or disapprove a proposed amendment to the Fund's Investment Sub-Advisory Agreement with Stewart Investment Advisers to make it a Co-Investment Advisory Agreement.

         FOR ____          AGAINST ____           ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE INVESTMENT SUB-ADVISORY AGREEMENT WITH STEWART INVESTMENT ADVISERS.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                  --------------------------